       LEGG MASON
       -------------------------------------------------------------------------
       FOCUS TRUST, INC.

                       ---------------------------------------------------------
                           SEMI-ANNUAL REPORT TO SHAREHOLDERS
                           June 30, 2002
                           Primary Class
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Focus Trust's semi-annual report for the six months ended June 30, 2002. The following table summarizes key statistics for the Primary Class of shares of the Fund, as well as several comparative indices, for periods ended June 30, 2002:

                                                     Total Returns(A)
                                                  ----------------------
                                                                  Year
                                                  3 Months       to Date
                                                  --------       -------
Focus Trust Primary Class                         -16.93%        -19.17%
S&P 500 Stock Composite Index(B)                  -13.40%        -13.16%
Lipper Large-Cap Core Funds Index(C)              -12.42%        -12.36%

  Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the Performance Information section of this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /S/ MARK R. FETTING
                                                  ------------------------------
                                                  Mark R. Fetting

                                                  President

July 30, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Comprised of the 30 largest funds in the Lipper universe of 910 large-cap core funds.

Portfolio Manager's Comments

Legg Mason Focus Trust, Inc.

Performance Analysis

  Focus Trust's cumulative return for the second quarter 2002 and for the year to date are shown in the President's letter on the preceding page. Average annual returns for one, two, three, four and five years are shown below, with the total returns of two comparable indices: the S&P 500 Stock Composite Index and the Lipper Large-Cap Core Funds Index.

                                     1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS
------------------------------------------------------------------------------------
Focus Trust Primary Class(A)         -23.66%   -20.18%   -14.34%   -5.46%    +2.25%
S&P 500 Stock Composite Index(B)     -17.99%   -16.42%    -9.18%   -2.07%    +3.66%
Lipper Large-Cap Core Funds
  Index(C)                           -17.15%   -16.66%    -8.46%   -2.38%    +3.30%

---------------

Source: Lipper Inc.

  As of this writing, the S&P 500 Index has dropped to its lowest level since November 1997. This index has now fallen 40% since its peak in March 2000, compared with a 48% decline for the bear market of 1973 and 1974. At the same time, the NASDAQ Composite has dropped to its lowest level since May 1997. In the last two years alone, the NASDAQ has lost three-quarters of its value, the worst performance by a major index since the Depression.

  Investors are painfully aware of the recent stock market sell-off, but what might be less well known is the steady improvement in the U.S. economy. Manufacturing activity has risen five months in a row. The Supply Management's June index of production now stands at a three-year high. The first quarter U.S. GDP growth hit 6%. Although second quarter growth is expected to slow to around 2%, most economists expect stronger growth in the second half of the year of between 3% to 4%.

  The fact that stock prices are declining in the face of an improving economy suggests something is amiss. We think Burton G. Malkiel said it the best in his Wall Street Journal editorial on June 28, 2002:

           "We are witnessing today a complete disconnect between the stock market which has been trading around its lows and the news of a healthy economy recovering from one of the mildest recessions in history."

---------------

(A) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.
(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.
(C) Comprised of the 30 largest funds in the Lipper universe of 910 large-cap core funds.

  When Professor Malkiel suggested stock prices had disconnected from underlying economics, this pronouncement echoed like a cannon shot. For those who do not know Professor Malkiel, he is a Professor of Economics at Princeton and author of a very important book titled A Random Walk Down Wall Street. Malkiel is a proponent of the efficient market hypothesis, and he believes stock prices generally reflect all relevant information about the economy and individual companies. But it was what Malkiel said next in his editorial that should cause investors to stop and think:

           "I also recognize that sometimes markets go haywire, and when they do, they give the wrong signals to economic participants."

  These wrong signals given out by the stock market most often occur at market tops (booms) and market bottoms (busts). So even though, in Malkiel's opinion, the market is most of the time efficient (by that he means the market accurately and rationally reflects all available information), he also recognizes there are times when the market disconnects from economic reality. This is an important statement because when the stock market disconnects from underlying economics, there is a significant opportunity for investors to profit from this mispricing.

  The decline in the stock market over the past three years has been a three-step process. In 2000, the market declined because stock prices had reached a level that was significantly higher than underlying business value. In 2001, the market declined because corporate earnings fell below analyst's expectations. Now in 2002, the market has declined because of an overall loss of investor confidence. Multiple corporate accounting scandals have caused many individuals to question the integrity of their investments. The most glaring example of corporate dishonesty was the news that WorldCom had improperly accounted for $3.8 billion in expenses. Overvaluation -- earnings decline -- confidence loss: each step has caused the market to trade systematically lower.

  Now with the major indices at multi-year lows, investors are asking what's next. Their greatest fear is that the stock market will continue to go down as it has gone down over the past three years. This viewpoint is based largely on a process called linear forecasting. We have discussed the problems of linear thinking in a non-linear world in the past. The major problem with linear thinking is the inability to observe and catch changes in the underlying economic outlook. If an investor is locked into making an optimistic linear forecast, the tendency is to focus only on positive information that confirms this viewpoint while discounting any contrary negative evidence. When investors continue to hold on to an optimistic linear forecast despite a softening or declining economic landscape, the differences between perception and reality create a bust scenario. This is exactly what happened between 1999 and 2001.

  Conversely, when investors are locked into a pessimistic outlook, the tendency is to seek only negative information that confirms this view while ignoring or discounting any positive data. When an investor's forecast is unduly pessimistic and economic data begins to improve, the difference between this perception and reality sets the stage for a boom. What we see now in the stock market is investors who are very pessimistic and who in their conversations can only imagine things will continue to erode as they have in the past. Even though there is economic evidence that contradicts this viewpoint, most investors dismiss this very important information and instead embrace anything negative. We think this is a major mistake.

  At which point in the market cycle is the opportunity to profit from an investment in stocks the greatest? In my opinion, substantial upside in stock prices occurs when prices relative to valuations are lower, earnings are improving, and confidence is low. I can hear Warren Buffett's advice ringing in my ears: "You pay a very high price for a cheery consensus." Certainly the current environment is anything but cheery, and as a result, stocks are down significantly in price. Clearly, corporate profits and earnings are improving and current valuations, although not at historically low levels, are very reasonable when compared to interest rates and inflation. The combination of improving economics mixed alongside bearish sentiment sets the stage for stocks to go up in price.

  At present, Focus Trust owns a portfolio of high quality large-capitalization stocks. Many of our companies are leaders in their business and more than a few dominate their industry. Although smaller capitalization stocks have significantly outperformed larger stocks over the past few years, the discrepancy in valuations between these two groups has now disappeared. The stock market has become homogenized. By that we mean the valuation discrepancies between large and small stocks, as well as growth and value stocks, have now converged. No one group appears to be a better valuation than the other.

  In this environment, the stock winners going forward will be the economic breadwinners. In other words, those companies that post above-average earnings growth will see their stock price rise at a rate far greater than an index price. In a low inflation, low nominal growth period, the best chance to grow earnings is by unit growth, improving productivity, and new market opportunities. Those companies that sell products and services in overseas markets not only have the chance to improve their unit growth numbers, but will also generate significant earnings growth as the U.S. dollar declines relative to other currencies. The Fund currently owns high quality global companies that are also high unit growers and are in a position to improve productivity. These combinations should work to improve those companies' earnings and, as a consequence, improve our stock prices.

  I have made note in the past when I thought Focus Trust was in an exceptionally good position for further investment. The last two times I blew the trumpet the loudest was the third quarter 2001 and before then the third quarter 1998. In both of these periods the stock market had endured a major sell-off and the share prices of our companies looked very cheap when compared to underlying value. Today's current market environment looks very much like the market panic in 1998 and the sell-off period following the September 11 terrorist attacks. Both times, extreme pessimism overlooked the economic fundamentals. But those who were able to act despite the emotional pull of the market's irrationality profited handsomely. We believe those investors who can look past today's extreme pessimism and recognize the underlying economics will also stand a very good chance to profit. At present I believe Focus Trust offers shareholders an exceptionally good opportunity for further investment.

  As always, we appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                  Robert G. Hagstrom, CFA

July 22, 2002
DJIA 7784.56

Performance Information

Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Class, as of June 30,
2002

  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Fund's total returns as of June 30, 2002, were as follows:

Average Annual Total Return
  Primary Class:
    One Year                                    -23.66%
    Three Years                                 -14.34%
    Five Years                                   +2.25%
    Life of Class(A)                             +7.35%

Cumulative Total Return
  Primary Class:
    One Year                                    -23.66%
    Three Years                                 -37.15%
    Five Years                                  +11.75%
    Life of Class(A)                            +66.65%

---------------
(A) Inception date of the Primary Class is April 17, 1995.

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  Amazon.com, Inc.                 +13.6%
 2.  Minnesota Mining and
      Manufacturing Company (3M)       +7.5%
 3.  J.P. Morgan Chase & Co.           -3.9%
 4.  Honeywell International Inc.      -7.5%
 5.  Koninklijke (Royal) Philips
      Electronics N.V. - ADR           -7.7%

 Weak performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  AOL Time Warner Inc.             -37.8%
 2.  Bristol-Myers Squibb Company     -36.1%
 3.  International Business
      Machines Corporation            -30.6%
 4.  Nokia Oyj - ADR                  -30.2%
 5.  Vodafone Group plc - ADR         -25.3%

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they are paid.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2002
----------------------------------------------
American International Group, Inc.
Nextel Communications, Inc.

 Securities sold during the 2nd quarter 2002
----------------------------------------------
Dell Computer Corporation
Marsh & McLennan Companies, Inc.
The Home Depot, Inc.
Wal-Mart Stores, Inc.

Statement of Net Assets

June 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.8%

Consumer Discretionary -- 25.9%
 Household Durables -- 4.3%
 Koninklijke (Royal) Philips Electronics N.V. - ADR                 150          $ 4,140
                                                                                 -------
 Internet and Catalog Retail -- 10.9%
 Amazon.com, Inc.                                                   650           10,563(A)
                                                                                 -------
 Media -- 10.7%
 AOL Time Warner Inc.                                               315            4,634(A)
 WPP Group plc - ADR                                                130            5,730
                                                                                 -------
                                                                                  10,364
                                                                                 -------
Financials -- 21.5%
 Diversified Financials -- 15.5%
 American Express Company                                           130            4,722
 Citigroup Inc.                                                     200            7,750
 J.P. Morgan Chase & Co.                                             75            2,544
                                                                                 -------
                                                                                  15,016
                                                                                 -------
 Insurance -- 6.0%
 American International Group, Inc.                                  85            5,799
                                                                                 -------
Health Care -- 8.7%
 Pharmaceuticals -- 8.7%
 Bristol-Myers Squibb Company                                       160            4,112
 Merck & Co., Inc.                                                   85            4,304
                                                                                 -------
                                                                                   8,416
                                                                                 -------
Industrials -- 15.6%
 Aerospace/Defense -- 5.8%
 Honeywell International Inc.                                       160            5,637
                                                                                 -------
 Industrial Conglomerates -- 9.8%
 General Electric Company                                           190            5,519
 Minnesota Mining and Manufacturing Company (3M)                     33            3,998
                                                                                 -------
                                                                                   9,517
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- 18.6%
 Communications Equipment -- 6.0%
 Nokia Oyj - ADR                                                    400          $ 5,792
                                                                                 -------
 Computers and Peripherals -- 6.7%
 International Business Machines Corporation                         90            6,480
                                                                                 -------
 Software -- 5.9%
 Microsoft Corporation                                              105            5,743(A)
                                                                                 -------
Telecommunication Services -- 9.5%
 Wireless Telecommunication Services -- 9.5%
 Nextel Communications, Inc.                                      1,200            3,852(A)
 Vodafone Group plc - ADR                                           393            5,358
                                                                                 -------
                                                                                   9,210
                                                                                 -------
Total Common Stock and Equity Interests (Identified Cost -- $117,193)             96,677
----------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $117,193)                          96,677
Other Assets Less Liabilities -- 0.2%                                                181
                                                                                 -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 6,347 Primary Class shares outstanding                        $148,234
Accumulated net investment income/(loss)                           (362)
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                  (30,498)
Unrealized appreciation/(depreciation) of investments and
 foreign currency translations                                  (20,516)
                                                               --------

NET ASSETS -- 100.0%                                                             $96,858
                                                                                 =======

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                    $15.26
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Operations

For the Six Months Ended June 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

----------------------------------------------------------------------------
Investment Income:

Dividends(A)                                         $    767
Interest                                                   13
                                                     --------
      Total income                                                  $    780

Expenses:

Investment advisory fee                                   421
Distribution and service fees                             601
Audit and legal fees                                       18
Custodian fee                                              24
Directors' fees                                             4
Registration fees                                          14
Reports to shareholders                                    31
Transfer agent and shareholder servicing expense           67
Other expenses                                              4
                                                     --------
                                                        1,184
      Less fees waived                                    (42)
                                                     --------
      Total expenses, net of waivers                                   1,142
                                                                    --------
NET INVESTMENT INCOME/(LOSS)                                            (362)

Net Realized and Unrealized Gain/(Loss) on
  Investments:

Realized gain/(loss) on investments                    (5,161)

Change in unrealized appreciation/(depreciation) of
  investments                                         (18,895)
                                                     --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS               (24,056)
----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $(24,418)
----------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $27.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

                                                        For the       For the
                                                      Six Months       Year
                                                         Ended         Ended
                                                        6/30/02      12/31/01
-------------------------------------------------------------------------------
                                                      (Unaudited)
Change in Net Assets:

Net investment income/(loss)                           $   (362)     $ (1,373)

Net realized gain/(loss) on investments                  (5,161)       (9,780)

Change in unrealized appreciation/(depreciation) of
  investments                                           (18,895)          101
-------------------------------------------------------------------------------
Change in net assets resulting from operations          (24,418)      (11,052)

Change in net assets from Fund share transactions       (13,365)      (25,189)
-------------------------------------------------------------------------------
Change in net assets                                    (37,783)      (36,241)

Net Assets:

Beginning of period                                     134,641       170,882
-------------------------------------------------------------------------------
End of period                                          $ 96,858      $134,641
-------------------------------------------------------------------------------
Accumulated net investment income/(loss)               $   (362)     $     --
-------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Focus Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                         Six Months
                            Ended                     Years Ended December 31,
                          June 30,    ---------------------------------------------------------
                            2002        2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------
                         (Unaudited)
Net asset value,
 beginning of period        $18.88     $20.21     $26.09     $22.00     $16.32     $13.01
                         ----------------------------------------------------------------------
Investment operations:
 Net investment
   income/(loss)            (.06)(A)   (.19)(A)   (.26)(A)   (.15)(A)   (.06)(A)   (.11)(A)
 Net realized and
   unrealized
   gain/(loss) on
   investments               (3.56)     (1.14)     (5.62)      4.24       6.68       3.89
                         ----------------------------------------------------------------------
 Total from investment
   operations                (3.62)     (1.33)     (5.88)      4.09       6.62       3.78
                         ----------------------------------------------------------------------
Distributions:
 From net realized gain
   on investments              --         --         --         --        (.94)      (.47)
                         ----------------------------------------------------------------------
 Total distributions           --         --         --         --        (.94)      (.47)
                         ----------------------------------------------------------------------
Net asset value,
 end of period              $15.26     $18.88     $20.21     $26.09     $22.00     $16.32
                         ----------------------------------------------------------------------

Ratios/supplemental
 data:
 Total return            (19.17)%(B)    (6.58)%   (22.54)%    18.59%     41.47%     29.10%
 Expenses to average
   net assets             1.90%(A,C)   1.90%(A)   1.90%(A)   1.90%(A)   1.93%(A)   2.00%(A)
 Net investment
   income/(loss) to
   average net assets    (.60)%(A,C)  (.93)%(A)  (.96)%(A)  (.91)%(A)  (.89)%(A)  (.74)%(A)
 Portfolio turnover
   rate                       66%(C)      63%        69%        14%        21%        14%

 Net assets, end of
   period (in
   thousands)            $96,858      $134,641   $170,882   $275,624   $47,089    $8,093
-----------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFM pursuant to a voluntary expense limitation of 2.00% of average daily net assets through June 30, 1998, and 1.90% through April 30, 2003. If no fees had been waived by LMFM, the annualized ratio of expenses to average net assets would have been as follows: for the six months ended June 30, 2002, 1.97%; for the years ended December 31, 2001, 1.97%; 2000, 1.93%; 1999, 1.93%; 1998, 2.71%; and 1997, 4.04%.

(B) Not annualized.

(C) Annualized.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Focus Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Focus Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

  Focus Trust has two classes of shares: Primary Class and Institutional Class. The Institutional Class has not yet commenced operations.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2002, receivables for securities sold and payables for securities purchased were as follows:

Receivable for              Payable for
Securities Sold         Securities Purchased
--------------------------------------------
    $1,528                     $   --

  For the six months ended June 30, 2002, investment transactions (excluding short-term investments) were as follows:

Purchases         Proceeds From Sales
-------------------------------------
$38,561                 $50,681

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency

--------------------------------------------------------------------------------

exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. The Fund has capital loss carryforwards of $9,931 expiring in 2007, $4,068 expiring in 2008, and $4,421 expiring in 2009.

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to its agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets.

  LMFM has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.90% of average daily net assets until April 30, 2003, as shown in the chart below:

                                          Six Months Ended            At
                                           June 30, 2002         June 30, 2002
                                          ----------------       -------------
 Expense         Expense Limitation          Management           Management
Limitation        Expiration Date           Fees Waived          Fees Payable
------------------------------------------------------------------------------
  1.90%            April 30, 2003               $42                   $53

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund. For the six months ended June 30, 2002, LMFA received $30.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                                       At June 30, 2002
                                     --------------------
Distribution         Service           Distribution and
    Fee                Fee           Service Fees Payable
---------------------------------------------------------
   0.75%              0.25%                  $85

  No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the six months ended June 30, 2002. LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $24 for the six months ended June 30, 2002.

  LMFM, LMFA, Legg Mason and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

--------------------------------------------------------------------------------

4. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the six months ended June 30, 2002, the Fund had no borrowings under the Credit Agreement.

5. Fund Share Transactions:

  At June 30, 2002, there were 100,000 shares authorized at $.001 par value for the Primary Class of the Fund. Share transactions were as follows:

                                      Sold            Repurchased         Net Change
                                ----------------   -----------------   -----------------
                                Shares   Amount    Shares    Amount    Shares    Amount
----------------------------------------------------------------------------------------
Six Months Ended June 30, 2002    888    $15,987   (1,673)  $(29,352)    (785)  $(13,365)
Year Ended Dec. 31, 2001        1,210     23,069   (2,531)   (48,258)  (1,321)   (25,189)

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                        Investment Adviser

                          Legg Mason Funds Management, Inc.
                          Baltimore, MD

                        Board of Directors and Officers

                          John F. Curley, Jr., Chairman
                          Mark R. Fetting, President
                          Richard G. Gilmore
                          Arnold L. Lehman
                          Dr. Jill E. McGovern
                          G. Peter O'Brien
                          T. A. Rodgers

                        Transfer and Shareholder Servicing Agent

                          Boston Financial Data Services
                          Boston, MA

                        Custodian

                          State Street Bank & Trust Company
                          Boston, MA

                        Counsel

                          Kirkpatrick & Lockhart LLP
                          Washington, DC

                        Independent Accountants

                          PricewaterhouseCoopers LLP
                          Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-222
8/02